   As filed with the Securities and Exchange Commission on August 26, 1999.
                                                           Registration No. 333-
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933

                              PENTON MEDIA, INC.
            (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                                      36-2875386
 (State or Other Jurisdiction               (I.R.S. Employer Identification No.)
of Incorporation or Organization)

                 1100 Superior Avenue, Cleveland, Ohio  44114
          (Address of Principal Executive Offices Including Zip Code)

                        MANAGEMENT STOCK PURCHASE PLAN
                           (Full Title of the Plan)

                                Preston L. Vice
                             Senior Vice President
                              Penton Media, Inc.
                             1100 Superior Avenue
                             Cleveland, Ohio 44114
                    (Name and Address of Agent For Service)

                           Telephone: (216) 696-7000
         (Telephone Number, Including Area Code, of Agent For Service)

                        CALCULATION OF REGISTRATION FEE

==================================================================================================

 Title of                          Proposed Maxi-         Proposed Maxi-            Amount of
 Securities to   Amount to be      mum Offering           mum Aggregate             Registration
 be Registered   Registered (1)    Price Per Share (2)    Offering Price (2)        Fee
==================================================================================================
 Common Stock,   250,000           $15.125                $3,781,250                $1,051.19
 $0.01 par value
 per share
==================================================================================================

================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933 (the "Securities Act"), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Penton Media, Inc. Management Stock Purchase Plan (the "Plan").

(2) Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of such common stock, par value $.01 per share, of the Registrant (the "Common Stock") on the New York Stock Exchange on August 20, 1999, within five business days prior to filing.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

          The documents containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified by Rule 428(b)(1) of the Securities Act. These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                    Part II

Item 3.   Incorporation of Documents by Reference
          ---------------------------------------

          The following documents previously filed by Penton Media, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

          (a) the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

          (b) the Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999 and June 30, 1999 and the Registrant's Current Reports on Form 8-K, as filed with the Commission on:
               February 8, 1999, April 20, 1999, May 19, 1999, June 11, 1999 and
               August 10, 1999; and

          (c) the description of the Common Stock of the Registrant contained in the Registration Statement on Form 8-A/A, as filed with the Commission on March 30, 1999, pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") for purposes of registering such securities thereunder, as such Registration Statement may have been and may be amended from time to time.

          All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated herein by reference and to be part hereof from the date of filing of such documents.

Item 4.   Description of Securities
          -------------------------

          Not applicable.


Item 5.   Interests of Named Experts and Counsel
          --------------------------------------

          Not Applicable.


Item 6.   Indemnification of Directors and Officers
          -----------------------------------------

          Section 145 of the Delaware General Corporation Law (the "DGCL") contains provisions permitting (and, in some situations, requiring) Delaware corporations such as the Registrant to provide indemnification to their officers and directors for losses and litigation expense incurred in connection with, among other things, their service to the corporation in those capacities. The Certificate of Incorporation contains provisions requiring indemnification by the Registrant of its directors, officers and employees to the fullest extent permitted by law. Among other things, these provisions provide that the Registrant is required to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Registrant) (a "Proceeding") by reason of the fact that he is or was a director, officer or employee of the Registrant, or is or was serving at the request of the Registrant as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including service with respect to any employee benefit plan) against expenses (including attorneys' fees), judgments, fines, excise taxes under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by the DGCL, as the same exists or may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Registrant to provide broader indemnification rights than such law permitted the Registrant to provide prior to such amendment). These provisions also provide for the advance payment of fees and expenses reasonably incurred by the director, officer or employee in defense of any such Proceeding, subject to reimbursement by the director, officer or employee if it is ultimately determined that such director, officer or employee is not entitled to be indemnified by the Registrant. The Registrant has entered into agreements with its directors providing contractually for indemnification consistent with the Certificate of Incorporation and Bylaws. In addition, the Certificate of Incorporation authorizes the Registrant to purchase insurance for its directors, officers and employees insuring them against certain risks as to which the Registrant may be unable lawfully to indemnify them. The Registrant has obtained this insurance coverage for its directors, officers and employees as well as insurance coverage to reimburse the Registrant for potential costs of its corporate indemnification of directors, officers and employees.

Item 7.   Exemption from Registration Claims
          ----------------------------------

          Not Applicable.


Item 8.   Exhibits
          --------

          4.1  Restated Certificate of Incorporation of the Registrant (filed as
               Exhibit 3.1 to the Registrant's Registration Statement No. 333-56877 on Form S-1, dated August 5, 1998, and incorporated herein by reference).

          4.2  Amended and Restated By-laws of the Registrant (filed as Exhibit
               3.2 to the Registrant's Registration Statement No. 333-56877 on Form S-1, dated August 5, 1998, and incorporated herein by reference).

          4.3  Penton Media, Inc. Management Stock Purchase Plan.

          23.1 Consent of PricewaterhouseCoopers LLP with respect to the Consolidated Financial Statements of Penton Media, Inc.

          24   Power of Attorney.

Item 9.   Undertakings
          ------------

          (a)  The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                    Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                    (ii) To reflect in the prospectus any facts or events
                         arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                   (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

          provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not
          --------  -------
          apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange
          Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be in the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on August 26, 1999.

                                        PENTON MEDIA, INC.

                                   By:    /s/ Preston L. Vice
                                        -------------------------------------
                                   Name:      Preston L. Vice
                                   Title:     Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated as of the 25th day of August, 1999.

  Signature                             Title
  ---------                             -----

               *                        Chief Executive Officer and Director
-------------------------------------   (Principal Executive Officer)
        Thomas L. Kemp

               *                        Chief Financial Officer
-------------------------------------   (Principal Financial Officer)
        Joseph NeCastro

               *                        Vice President/Controller
-------------------------------------   (Controller or Principal Accounting
       Charles T. Griesemer             Officer)

               *                        Director
-------------------------------------
        William C. Donohue

               *                        Director
-------------------------------------
          Anthony Downs

               *                        Director
-------------------------------------
       William J. Friend

               *                        Director
-------------------------------------
          Joan W. Harris

               *                        Director
-------------------------------------
           King Harris

               *                        Director
-------------------------------------
          John J. Meehan

               *                        Director
-------------------------------------
        Daniel J. Ramella

               *                        Director
-------------------------------------
        Edward J. Schwartz

               *                        Director
-------------------------------------
           Don E. Schultz

               *                        Director
-------------------------------------
          Richard B. Swank

               *                        Director
-------------------------------------
          R. Douglas Greene

     *This Registration Statement has been signed on behalf of the above officers and directors by Preston L. Vice, as attorney-in-fact pursuant to a power of attorney filed as Exhibit 24 to this Registration Statement.

DATED: August 26, 1999                  By:      /s/ Preston L. Vice
                                              --------------------------------
                                                     Preston L. Vice
                                                     Attorney-in-Fact

                                 EXHIBIT INDEX
                                 -------------

          4.1 Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registrant's Registration Statement No. 333-56877 on Form S-1, dated August 5, 1998, and incorporated herein by reference).

          4.2       Amended and Restated By-laws of the Registrant (filed as
                    Exhibit 3.2 to the Registrant's Registration Statement No. 333-56877 on Form S-1, dated August 5, 1998, and incorporated herein by reference).

          4.3       Penton Media, Inc. Management Stock Purchase Plan.

          23.1 Consent of PricewaterhouseCoopers LLP with respect to the Consolidated Financial Statements of Penton Media, Inc.

          24        Power of Attorney.